UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                             _______________________

                                    FORM 8-K

                                 CURRENT REPORT

                             _______________________

   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): March 10, 2006

                       Diamond Hill Investment Group, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)

             000-24498                              65-0190407
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      (Commission File Number)         (I.R.S. Employer Identification No.)

      375 North Front Street, Suite 300, Columbus, Ohio              43215
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      (Address of Principal Executive Offices)                    (Zip Code)

Registrant's Telephone Number, Including Area Code:   (614) 255-3333


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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commincement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement
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        On March 10, 2006, Diamond Hill Investment Group, Inc. (the "Company")
entered into a letter agreement with its President and CEO, R. H. Dillon, to reduce the required prior notice of non-renewal under Mr. Dillon's Employment Agreement dated May 11, 2000 (the "Current Agreement") from 60 days to 15 days. The Company and Mr. Dillon are currently actively negotiating the terms and conditions of a new employment agreement and under the prior notice requirement, notice of non-renewal would have been required by either party by March 11, 2006. To allow the parties to focus on negotiating a new agreement, the Company and Mr. Dillon agreed to reduce the required prior notice from 60 days to 15 days. The letter agreement is attached to this Form 8-K as Exhibit
10.1 and is incorporated herein by this reference.


Item 9.01  Financial Statements and Exhibits
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	(a) - (c) Not applicable.

	(d)	Exhibits.

		Exhibit No.		Description
		-----------		-----------
		   10.1		Letter Agreement between Diamond Hill
				Investment Group, Inc. and R. H. Dillon dated
				March 10, 2006


                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIAMOND HILL INVESTMENT GROUP, INC.


Date: March 15, 2006	                     By: /s/ James F. Laird
                                            -------------------------------
                                            James F. Laird, Chief Financial
                                             Officer and Secretary